========================
                                                        OMB APPROVAL
                                                        ========================
                                                        OMB Number: 3235-0570

                                                        Expires: Nov. 30, 2005

                                                        Estimated average burden
                                                        hours per response: 5.0
                                                        ========================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-09911
                                   ---------------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


3525 Ellicott Mills Drive     Ellicott City, Maryland          21043
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)

                                 John F. Splain

                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (410) 750-3900
                                                    ----------------------------

Date of fiscal year end:         June 30, 2003
                         -----------------------------

Date of reporting period:         June 30, 2003
                          -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                 [LOGO] HUSSMAN
                             STRATEGIC GROWTH FUND


                                  A SERIES OF
                            HUSSMAN INVESTMENT TRUST

                                 ANNUAL REPORT
                                 JUNE 30, 2003


                                [GRAPHIC OMITTED]

                                 [LOGO] HUSSMAN
                             STRATEGIC GROWTH FUND

                    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund
                                 versus the Standard & Poor's 500 Index and the Russell 2000 Index(a)

          HUSSMAN STRATEGIC GROWTH FUND                            S&P 500 INDEX                          Russell 2000 Index
          -----------------------------                            -------------                          ------------------
     7/24/2000                      10,000           7/24/2000                   10,000          7/24/2000                    10,000
     7/31/2000        0.00%         10,000           7/31/2000      -2.27%        9,773          7/31/2000      -2.64%         9,736
     8/31/2000        0.30%         10,030           8/31/2000       6.21%       10,380          8/31/2000       7.63%        10,479
     9/30/2000        3.19%         10,350           9/30/2000      -5.28%        9,832          9/30/2000      -2.94%        10,171
    10/31/2000       -3.00%         10,040          10/31/2000      -0.42%        9,790         10/31/2000      -4.46%         9,717
    11/30/2000        7.97%         10,840          11/30/2000      -7.88%        9,018         11/30/2000     -10.27%         8,719
    12/31/2000        7.38%         11,640          12/31/2000       0.49%        9,063         12/31/2000       8.59%         9,468
     1/31/2001       -3.18%         11,270           1/31/2001       3.55%        9,384          1/31/2001       5.21%         9,961
     2/28/2001        6.74%         12,030           2/28/2001      -9.12%        8,528          2/28/2001      -6.56%         9,307
     3/31/2001        3.33%         12,430           3/31/2001      -6.34%        7,988          3/31/2001      -4.89%         8,852
     4/30/2001       -1.93%         12,190           4/30/2001       7.77%        8,609          4/30/2001       7.82%         9,545
     5/31/2001        1.23%         12,340           5/31/2001       0.67%        8,667          5/31/2001       2.46%         9,779
     6/30/2001       -1.13%         12,200           6/30/2001      -2.43%        8,456          6/30/2001       3.45%        10,117
     7/31/2001        2.21%         12,470           7/31/2001      -0.98%        8,372          7/31/2001      -5.41%         9,569
     8/31/2001        2.41%         12,770           8/31/2001      -6.26%        7,848          8/31/2001      -3.23%         9,260
     9/30/2001       -1.02%         12,640           9/30/2001      -8.08%        7,215          9/30/2001     -13.46%         8,014
    10/31/2001        1.00%         12,767          10/31/2001       1.91%        7,352         10/31/2001       5.85%         8,483
    11/30/2001        3.68%         13,236          11/30/2001       7.67%        7,916         11/30/2001       7.74%         9,139
    12/31/2001        0.84%         13,348          12/31/2001       0.88%        7,985         12/31/2001       6.17%         9,703
     1/31/2002        3.69%         13,840           1/31/2002      -1.46%        7,869          1/31/2002      -1.04%         9,602
     2/28/2002        0.89%         13,963           2/28/2002      -1.93%        7,717          2/28/2002      -2.74%         9,339
     3/31/2002        3.68%         14,477           3/31/2002       3.76%        8,008          3/31/2002       8.04%        10,090
     4/30/2002        2.39%         14,823           4/30/2002      -6.06%        7,522          4/30/2002       0.91%        10,182
     5/31/2002        2.49%         15,192           5/31/2002      -0.74%        7,467          5/31/2002      -4.44%         9,730
     6/30/2002       -1.84%         14,913           6/30/2002      -7.12%        6,935          6/30/2002      -4.96%         9,247
     1/31/2003       -0.47%         15,148           1/31/2003      -2.62%        6,058          1/31/2003      -2.77%         7,502
     2/28/2003       -1.43%         14,931           2/28/2003      -1.50%        5,967          2/28/2003      -3.02%         7,276
     3/31/2003       -0.08%         14,919           3/31/2003       0.97%        6,025          3/31/2003       1.29%         7,369
     4/30/2003        1.77%         15,184           4/30/2003       8.24%        6,521          4/30/2003       9.48%         8,068
     5/31/2003        7.60%         16,338           5/31/2003       5.27%        6,864          5/31/2003      10.73%         8,934
     6/30/2003        1.55%         16,590           6/30/2003       1.28%        6,952          6/30/2003       1.81%         9,096



                  ============================================
                          Hussman Strategic Growth Fund
                         Average Annual Total Returns(b)
                        (for periods ended June 30, 2003)

                         1 Year        Since Inception(c)
                         ------        ------------------
                         11.25%              18.83%
                  ============================================

Past performance is not predictive of future performance.

a) The Hussman Strategic Growth Fund is a diversified U.S. equity growth fund which places no limitations on the market capitalizations of the companies it invests in. Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be the more appropriate broad-based securities market index against which to compare the Fund's performance. The performance of the Russell 2000 Index, widely viewed as a small capitalization benchmark, is presented for comparative purposes only. The Fund may invest in securities that are not included in the S&P 500 Index or the Russell 2000 Index. The Fund may vary its exposure to market fluctuations, depending on market conditions. As a result, Fund returns may differ from the performance of major stock market indices, particularly over the short-term.

(b) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Annualized. Initial public offering of shares was July 24, 2000.

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                           AUGUST 11, 2003
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     Hussman Strategic Growth Fund continued to perform as intended during the past year, gaining value with substantially less volatility than the overall market.

     FOR THE YEAR ENDED JUNE 30, 2003, THE FUND EARNED A TOTAL RETURN OF +11.25%, VERSUS A GAIN OF +0.25% IN THE S&P 500 INDEX AND A LOSS OF -1.64% IN THE RUSSELL 2000 INDEX. The Fund achieved its return while defending capital against a great deal of unrewarding stock market risk. The deepest pullback in the Fund, measured from peak-to-trough, amounted to less than -7% during the past year. This compares with peak-to-trough pullbacks deeper than -21% for the S&P 500 Index and -28% for the Russell 2000 Index during the same period.

     Given the Fund's emphasis on long-term capital appreciation, a single year is a very limited period over which to measure or evaluate returns. FROM COMMENCEMENT OF THE FUND'S OPERATIONS ON JULY 24, 2000 THROUGH JUNE 30, 2003, THE FUND'S TOTAL RETURN WAS +65.90% (+18.83% ANNUALIZED). IN CONTRAST, THE TOTAL RETURN OF THE S&P 500 WAS -30.48% (-11.65% ANNUALIZED) AND OF THE RUSSELL 2000 WAS -9.04% (-3.18% ANNUALIZED).

     Over the past year and since its inception, the Fund has benefited from the flexibility afforded by its investment approach. Yet equally important to the Fund are the constraints imposed by its investment restrictions. Certain of these restrictions seek to limit the potential impact of adverse market movements, regardless of our investment position. For example, the Fund's use of "leverage" is limited to holding a small percentage of its assets in call options. Even if the market declines when the Fund is in its most aggressive stance, the additional losses resulting from these options would not exceed their purchase price. Similarly, the Fund is restricted from taking net short positions. This restriction reduces the potential for losses that might otherwise result from a market advance occurring when the Fund is in a defensive position.

     CONSISTENT WITH THIS DESIGN, THE FUND HAS ACHIEVED SIGNIFICANTLY POSITIVE AVERAGE RETURNS BOTH IN MONTHS WHEN THE MARKET HAS ADVANCED, AND IN MONTHS WHEN THE MARKET HAS DECLINED. Since the Fund's inception, the S&P 500 has experienced 16 advancing months and 19 declining months. During those advancing months, the Fund earned an average annualized return of +17.25%. During the declining months, the Fund earned an average annualized return of +21.47%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     In our view, the appropriate gauge of success in our approach is not whether the Fund participates in a particular market movement, but whether the Fund earns an attractive long-term return, relative to the risks we take. The target is not only absolute return, but also risk-adjusted return. On both counts, the Fund has performed as intended since its inception.

     Despite the historic investment returns the Fund has produced, shareholders should keep in mind that the Fund does take risk. The Fund can and will experience periods of negative returns, even when it is hedged against overall market fluctuations. Also, the investment returns of the Fund will exhibit greater volatility during periods that the Fund takes a more aggressive investment posture. During very favorable market climates when both valuations and market action are favorable, the Fund will generally not hedge at all, and our exposure to market fluctuations may be larger than the Fund has experienced to-date.

     THE FUND IS INTENDED FOR INVESTORS WHO CAN TOLERATE BOTH THE RISK OF LOSS AND THE RISK THAT THE FUND MAY NOT ALWAYS TRACK THE OVERALL DIRECTION OF THE MARKET. The willingness to accept these risks is essential to our objective of long-term capital appreciation, with added emphasis on defending capital during unfavorable market conditions.

PERFORMANCE DRIVERS

     The return of any stock can be broken into three parts: (1) the portion of return driven by qualities specific to that stock (valuation, management, products, financial strength, trading activity, and so on); (2) the portion of return driven by general market fluctuations; and (3) random fluctuations.

     The Fund typically invests over 90% of its net assets in stocks that appear attractive on the basis of their specific qualities. Based on our assessment of market conditions, we can decide whether to accept the impact of market fluctuations on these stocks, or whether to hedge the portfolio in an attempt to remove that impact. Finally, we can manage the risk of random fluctuations in our individual holdings through broad diversification. We can also use those fluctuations as opportunities, by purchasing candidates we view as attractive on short-term weakness, and selling holdings we view less favorably on short-term strength. Our investment approach seeks to take risk in a selective and disciplined way. Of course, there is no assurance that our investment or hedging decisions will be successful.

     For the bulk of the period prior to March 2003, the Fund hedged most or all of the market risk of its stock portfolio, typically by taking an offsetting short sale of

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

similar size, using the Russell 2000 and S&P 100 indices. The appropriateness of hedging using these indices is reflected in the relatively low volatility experienced by the Fund throughout that period. These hedges helped to reduce the impact of a volatile market on the net asset value of the Fund.

     During March 2003, we began purchasing call options to reduce the extent of our hedging, based on evidence that general market conditions were improving. In April, we removed a large portion of the Fund's hedges in response to a well-defined improvement in our measures of market action (what we call "trend uniformity"). This improvement in market action did not indicate that stocks were a better investment value, but rather that investors had generally adopted an increased preference to take risk.

     During the past year, the Fund benefited from the opportunity to purchase many individual stocks at what we viewed as attractive values. Beginning in the third quarter of 2002, the Fund increased its holdings in technology stocks, as well as medical and pharmaceutical stocks that appeared to be trading at depressed values. The Fund also generally benefited from its existing holdings of consumer stocks. In all of these industries, however, the market has exhibited great selectivity, punishing the shares of companies which deliver even modest disappointments. We manage this risk by maintaining a wide degree of diversification in the investments of the Fund.

     Reflecting this diversification, the largest gainers in the Fund represented a wide range of industries. These stocks included PacifiCare Health, Synopsys, Amazon, Outback Steakhouse, Petroleo Brasileiro, Newmont Mining, Lexmark, Mohawk Industries, Best Buy, and United Technologies. The largest losses in the Fund included York International, Cigna, Eastman Kodak, Jones Apparel, Sabre Holdings, Agnico Eagle Mines, Coors, Home Depot, and Kimberly Clark.

     Fund expenses represented 1.45% of average daily net assets, at an annual rate, during the fiscal year ended June 30, 2003. On August 11, 2003, the expense ratio of the Fund was reduced to 1.40%, as a result of fee breakpoints and other economies. The expense ratio of the Fund is affected by a number of factors, including the total amount of net assets of the Fund, and may increase or decrease over time.

     In the past year, the Fund has paid brokerage  commissions of approximately
2.5 cents per share for equities, and $2.50 for options. On July 30, 2003, the Fund negotiated reductions to 2.0 cents per share for equities and $2.00 per option, applying to a large portion of the Fund's trading. We believe that the Fund has the capacity to accommodate a significant amount of asset growth without impacting our

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

ability to execute our strategy. As the Fund continues to grow, we intend to pursue further reductions in the commission rates paid by the Fund to the benefit of shareholders. The Fund does not have a 12 b-1 marketing fee, and does not have trailing fee or soft-dollar arrangements with any brokerage.

PORTFOLIO INSIGHT

     The Portfolio of Investments section of this report provides a detailed view of our fiscal year-end investment stance. AS OF JUNE 30, 2003, THE FUND HAD NET ASSETS OF $511,927,774. THE PORTFOLIO OF THE FUND WAS DIVERSIFIED ACROSS 171 STOCKS IN A WIDE VARIETY OF INDUSTRIES. TYPICALLY, A LARGE HOLDING IN THE FUND REPRESENTS ABOUT 2% OF THE PORTFOLIO, WHILE TYPICAL HOLDINGS REPRESENT BETWEEN 0.5% AND 1% OF THE PORTFOLIO. THE TOTAL VALUE OF COMMON STOCKS HELD BY THE FUND WAS $488,261,058, REPRESENTING 95.38% OF NET ASSETS.

     The Fund also held $9,202,500 in call and put options, representing 1.80% of net assets, in response to the opportunities and risks presented by option prices and market conditions at that date. Though substantial shifts in the market climate have historically occurred less than twice a year, the exact investment positions of the Fund - particularly in regard to hedge positions - can respond from day-to-day and week-to-week based on the quality of market action we observe. Thus, certain of the investments of the Fund shown in this report may no longer be held by the Fund, or may be sold at any time.

     Finally, the Fund held $28,530,364 in cash and money market instruments. This cash position also varies in the day-to-day operation of the Fund, as a result of the purchase and sale of securities, as well as shareholder activity.

CURRENT OUTLOOK

     THE U.S. ECONOMY HAS EXHIBITED A MODEST STRENGTHENING IN RECENT MONTHS. Based on available data, it is difficult to characterize conditions with much enthusiasm. The potential for economic strength in the second half of 2003 is suggested by the generally favorable action of stocks and corporate bonds, as well as improvement in important survey data such as the Purchasing Manager's Index. Against these favorable short-term indications, the U.S. continues to deepen its current account deficit, as well as the Federal budget deficit.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     AS WE'VE NOTED PREVIOUSLY, ROBUST ECONOMIC RECOVERIES HAVE ALWAYS BEGUN WITH A SURPLUS IN CURRENT ACCOUNT. A current account surplus indicates that U.S. domestic savings are not only sufficient to finance investment at home, but are so plentiful that they can be invested abroad. In such an environment, the U.S. typically has a substantial ability to finance a boom in new investment, auto sales, and housing. In the current environment, none of these areas is likely to enjoy the powerful rebound that has historically fueled rapid economic recoveries.

     So there is some potential for near-term strength in the U.S. economy, and sufficiently favorable market action to accept a moderate amount of market risk. However, the longer-term fundamental underpinnings of the U.S. economy and stock market do not appear nearly as favorable. This means that favorable near-term prospects must be accompanied by constant vigilance, particularly for subtle breakdowns in market action. Those subtle breakdowns are frequently an indication that investors are becoming more selective, and more reluctant to accept risk. In an overvalued market, changes in the willingness of investors to take risk can have very important consequences.

     LONGER TERM, THE S&P 500 REMAINS PRICED TO DELIVER TOTAL RETURNS IN THE RANGE OF 2-4% ANNUALIZED OVER THE COMING DECADE. These figures assume that earnings will recover all of their lost ground, and will continue to grow along the peak of their long-term earnings growth channel over time. S&P 500 earnings have historically grown at just 6% annually from peak-to-peak, closely matching the long-term growth of nominal GDP. Second, these long-term return calculations assume that the price-earnings ratio on the S&P 500 will not decline below its historical norms even a decade from now. In our view, these assumptions lean toward optimism rather than pessimism.

     Even on the assumption that presently high valuations will be maintained into the infinite future, we estimate that the S&P 500 would deliver a long-term total return of approximately 7.5% annually from current levels. In our view, valuation models which assert that stocks are currently fairly valued or undervalued require: (1) earnings growth estimates that are inconsistent with history; (2) projections of future stock valuations that are inconsistent with history; or (3) the assumption that remarkably low long-term stock returns are actually acceptable to investors, and will continue to be acceptable into the indefinite future. Mathematically, there are no other possibilities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     STILL, VALUATION IS ONLY AN INDICATION OF VERY LONG-TERM INVESTMENT MERIT. NEITHER ECONOMIC FUNDAMENTALS NOR VALUATIONS ARE LIKELY TO PREVENT THE MARKET FROM ENJOYING STRONG AND EVEN SUSTAINED ADVANCES FROM TIME TO TIME. OUR MEASURES OF TREND UNIFORMITY ARE INTENDED TO IDENTIFY SUCH PERIODS OF SPECULATIVE MERIT, SO THE FUND MAY ACCEPT AN EXPOSURE TO MARKET RISK EVEN WHEN LONG-TERM INVESTMENT MERIT IS LACKING.

     As always, I have no particular forecast for the market over the coming year. Our approach simply does not rely on forecasts. Instead, we align the Fund with the prevailing Market Climate that we identify at any given time, based on specific, well-defined measures of valuation and market action. When the evidence shifts, our investment posture will shift as well. As of June 30, 2003, this posture remained relatively favorable toward the stock market, though not aggressive.

I appreciate your investment in the Fund.

Best wishes,

John P. Hussman, Ph.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com

The performance data quoted for the Fund represents past performance and the investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

ASSETS
     Investments in securities:
          At acquisition cost ...............................    $  463,070,874
                                                                 ==============
          At value (Note 1) .................................    $  497,463,558
     Investments in money market funds ......................        28,030,364
     Cash ...................................................           500,000
     Dividends receivable ...................................           479,784
     Receivable for investment securities sold ..............        12,417,202
     Receivable for capital shares sold .....................         1,149,157
     Other assets ...........................................            33,783
                                                                 --------------
          Total Assets ......................................       540,073,848
                                                                 --------------
LIABILITIES
     Payable for investment securities purchased ............        25,785,783
     Payable for capital shares redeemed ....................         1,715,959
     Accrued investment advisory fees (Note 3) ..............           491,371
     Payable to administrator (Note 3) ......................            53,500
     Other accrued expenses .................................            99,461
                                                                 --------------
          Total Liabilities .................................        28,146,074
                                                                 --------------
NET ASSETS ..................................................    $  511,927,774
                                                                 ==============

Net assets consist of:
     Paid-in capital ........................................    $  493,135,773
     Accumulated net realized losses from security
       transactions and option contracts ....................       (15,600,683)
     Net unrealized appreciation on investments and options .        34,392,684
                                                                 --------------
NET ASSETS ..................................................    $  511,927,774
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ................        37,095,636
                                                                 ==============

Net asset value, redemption price and offering price
  price per share(a) (Note 1) ...............................    $        13.80
                                                                 ==============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRAGEGIC GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends ...........................................    $    5,309,080
                                                              --------------

EXPENSES
     Investment advisory fees (Note 3) ...................         4,956,798(a)
     Administration fees (Note 3) ........................           405,738
     Custodian and bank service fees .....................           112,780
     Transfer agent, account maintenance and
       shareholder services fees (Note 3) ................           115,079
     Registration and filing fees ........................            79,501
     Professional fees ...................................            75,790
     Fund accounting fees (Note 3) .......................            71,899
     Postage and supplies ................................            45,205
     Trustees' fees and expenses .........................            25,313
     Printing of shareholder reports .....................            17,818
     Insurance expense ...................................            16,547
     Other expenses ......................................            11,916
                                                              --------------
          Total Expenses .................................         5,934,384
                                                              --------------

NET INVESTMENT INCOME (LOSS) .............................          (625,304)
                                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS AND OPTION CONTRACTS
     Net realized losses from security transactions ......        (3,058,255)
     Net realized gains on option contracts ..............         8,507,314
     Net change in unrealized appreciation/
       depreciation on investments .......................        45,889,879
     Net change in unrealized appreciation/depreciation
       on option contracts ...............................       (13,329,805)
                                                              --------------
NET REALIZED AND UNREALIZED GAINS
     ON INVESTMENTS AND OPTION CONTRACTS .................        38,009,133
                                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............    $   37,383,829
                                                              ==============

(a) Includes previously waived/reimbursed investment advisory fees and expenses recouped by the Adviser (Note 3).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
HUSSMAN STRAGEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2003               2002
                                                               --------------     --------------
FROM OPERATIONS
     Net investment income (loss) .........................    $     (625,304)    $     (518,152)
     Net realized gains (losses) from:
          Security transactions ...........................        (3,058,255)        11,298,157
          Option contracts ................................         8,507,314            274,316
     Net change in unrealized appreciation/depreciation on:
          Investments .....................................        45,889,879        (13,383,070)
          Option contracts ................................       (13,329,805)        13,281,717
                                                               --------------     --------------
Net increase in net assets resulting from operations ......        37,383,829         10,952,968
                                                               --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net realized gains ..............................       (29,772,121)        (2,903,835)
                                                               --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ............................       535,925,193        154,777,165
     Net asset value of shares issued in reinvestment of
       distributions to shareholders ......................        27,707,111          2,787,520
     Proceeds from redemption fees collected (Note 1) .....         1,511,290            108,201
     Payments for shares redeemed .........................      (234,169,641)       (12,608,010)
                                                               --------------     --------------
Net increase in net assets from capital share transactions        330,973,953        145,064,876
                                                               --------------     --------------

TOTAL INCREASE IN NET ASSETS ..............................       338,585,661        153,114,009

NET ASSETS
     Beginning of year ....................................       173,342,113         20,228,104
                                                               --------------     --------------
     End of year ..........................................    $  511,927,774     $  173,342,113
                                                               ==============     ==============

CAPITAL SHARE ACTIVITY
     Sold .................................................        40,124,497         12,057,487
     Reinvested ...........................................         2,258,118            244,091
     Redeemed .............................................       (18,280,786)          (965,647)
                                                               --------------     --------------
     Net increase in shares outstanding ...................        24,101,829         11,335,931
     Shares outstanding at beginning of year ..............        12,993,807          1,657,876
                                                               --------------     --------------
     Shares outstanding at end of year ....................        37,095,636         12,993,807
                                                               ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
HUSSMAN STRAGEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------
                                                       YEAR            YEAR          PERIOD
                                                      ENDED           ENDED           ENDED
                                                     JUNE 30,        JUNE 30,        JUNE 30,
                                                       2003            2002           2001(a)
                                                    ----------      ----------      ----------
Net asset value at beginning of period .........    $    13.34      $    12.20      $    10.00
                                                    ----------      ----------      ----------

Income from investment operations:
     Net investment income (loss) ..............         (0.02)          (0.04)          (0.04)
     Net realized and unrealized gains on
       investments and options .................          1.36            2.52            2.23
                                                    ----------      ----------      ----------
Total from investment operations ...............          1.34            2.48            2.19
                                                    ----------      ----------      ----------

Distributions from net realized gains ..........         (0.93)          (1.35)             --
                                                    ----------      ----------      ----------

Proceeds from redemption fees collected (Note 1)          0.05            0.01            0.01
                                                    ----------      ----------      ----------

Net asset value at end of period ...............    $    13.80      $    13.34      $    12.20
                                                    ==========      ==========      ==========

Total return ...................................        11.25%          22.24%          22.00%(c)
                                                    ==========      ==========      ==========

Net assets at end of period (000's) ............    $  511,928      $  173,342      $   20,228
                                                    ==========      ==========      ==========

Ratio of net expenses to average net assets (b)          1.45%           1.99%           1.99%(d)

Ratio of net investment income (loss) to
     average net assets ........................        (0.15%)         (0.81%)         (0.53%)(d)

Portfolio turnover rate ........................          123%            199%             55%(d)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(d) for the periods ended June 30, 2002 and 2001, respectively.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

    SHARES      COMMON STOCKS -- 95.38%                               VALUE
================================================================================
                AUTO COMPONENTS -- 0.42%
      40,000    ArvinMeritor, Inc. ..........................    $      807,200
      75,000    Dana Corp. ..................................           867,000
      47,800    Dura Automotive Systems, Inc. (a) ...........           452,188
                                                                 --------------
                                                                      2,126,388
                                                                 --------------
                BANKS -- 0.07%
       9,500    MAF Bancorp, Inc. ...........................           352,165
                                                                 --------------

                BEVERAGES -- 0.96%
     100,000    Adolph Coors Co. - Class B ..................         4,898,000
                                                                 --------------

                BIOTECHNOLOGY -- 2.50%
     267,800    Applera Corp. - Applied Biosystems Group ....         5,096,234
     113,600    Applied Molecular Evolution, Inc. (a) .......           486,208
      50,000    Biogen, Inc. (a) ............................         1,900,000
      50,000    Covance, Inc. (a) ...........................           905,000
      32,200    Dionex Corp. (a) ............................         1,279,950
      52,500    Flamel Technologies S.A. - ADR (a) ..........           707,175
      54,300    Invitrogen Corp. (a) ........................         2,083,491
     123,100    Nanogen, Inc. (a) ...........................           361,914
                                                                 --------------
                                                                     12,819,972
                                                                 --------------
                BUILDING PRODUCTS -- 1.22%
     267,900    York International Corp. ....................         6,268,860
                                                                 --------------

                CHEMICALS -- 1.61%
     100,000    Agrium, Inc. ................................         1,096,000
      20,400    Albany Molecular Research, Inc. (a) .........           308,040
      50,000    Cabot Microelectronics Corp. (a) ............         2,523,500
     139,100    Lubrizol Corp. (The) ........................         4,310,709
                                                                 --------------
                                                                      8,238,249
                                                                 --------------
                COMMERCIAL SERVICES AND SUPPLIES -- 0.89%
     100,000    Convergys Corp. (a) .........................         1,600,000
      40,000    Hon Industries, Inc. ........................         1,220,000
      15,000    Republic Services, Inc. (a) .................           340,050
      60,000    Sensient Technologies Corp. .................         1,379,400
                                                                 --------------
                                                                      4,539,450
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                COMMUNICATIONS EQUIPMENT-- 1.41%
     150,000    Adaptec, Inc. (a) ...........................    $    1,167,000
     100,000    Powerwave Technologies, Inc. (a) ............           627,000
     600,000    Tellabs, Inc. (a) ...........................         3,942,000
      50,000    Thermo Electron Corp. (a) ...................         1,051,000
      31,300    ViaSat, Inc. (a) ............................           448,842
                                                                 --------------
                                                                      7,235,842
                                                                 --------------
                COMPUTERS AND PERIPHERALS-- 3.71%
     155,000    Ambient Corp. (a) ...........................            38,750
     872,700    Gateway, Inc. (a) ...........................         3,185,355
     300,000    Hewlett-Packard Co. .........................         6,390,000
     100,000    Lexmark International, Inc. (a) .............         7,077,000
     500,000    Sun Microsystems, Inc. (a) ..................         2,300,000
                                                                 --------------
                                                                     18,991,105
                                                                 --------------
                CONSTRUCTION AND ENGINEERING-- 0.08%
      25,000    Dycom Industries, Inc. (a) ..................           407,500
                                                                 --------------

                CONSTRUCTION MATERIALS -- 0.02%
      24,700    Nanophase Technologies Corp. (a) ............           125,476
                                                                 --------------

                DIVERSIFIED FINANCIALS-- 0.79%
      50,000    Morgan Stanley ..............................         2,137,500
      50,000    T. Rowe Price Group, Inc. ...................         1,887,500
                                                                 --------------
                                                                      4,025,000
                                                                 --------------
                DIVERSIFIED TELECOMMUNCATION SERVICES-- 3.97%
      75,000    Alltel Corp. ................................         3,616,500
     100,000    Andrew Corp. (a) ............................           920,000
     100,000    BellSouth Corp. .............................         2,663,000
      50,000    Nokia Corp. - ADR ...........................           821,500
     200,000    SBC Communications, Inc. ....................         5,110,000
     500,000    Sprint Corporation - FON Group ..............         7,200,000
                                                                 --------------
                                                                     20,331,000
                                                                 --------------
                ELECTRICAL EQUIPMENT -- 1.27%
     325,000    American Power Conversion Corp. .............         5,066,750
      46,300    Energizer Holdings, Inc. (a) ................         1,453,820
                                                                 --------------
                                                                      6,520,570
                                                                 --------------
                ELECTRIC UTILITIES-- 0.34%
      40,000    Ameren Corp. ................................         1,764,000
                                                                 --------------

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                ELECTRONIC EQUIPMENT AND INSTRUMENTS-- 3.15%
      38,600    FEI Co. (a) .................................    $      724,136
     100,000    Flextronics International, Ltd. (a) .........         1,039,000
      75,000    Koninklijke (Royal) Philips Electronics N.V .         1,433,250
     100,000    Mentor Graphics Corp. (a) ...................         1,448,000
      50,000    Proton Energy Systems, Inc. (a) .............           107,000
     100,000    RSA Security, Inc. (a) ......................         1,075,000
     300,000    Sanmina-SCI Corp. (a) .......................         1,893,000
      67,500    SI Diamond Technology, Inc. (a) .............            54,675
     200,000    STMicroelectronics N.V ......................         4,158,000
      50,000    Varian, Inc. (a) ............................         1,733,500
     100,000    Vishay Intertechnology, Inc. (a) ............         1,320,000
      38,200    Waters Corp. (a) ............................         1,112,766
                                                                 --------------
                                                                     16,098,327
                                                                 --------------
                ENERGY EQUIPMENT AND SERVICES-- 0.05%
      25,700    Micrel, Inc. (a) ............................           267,023
                                                                 --------------

                FOOD AND DRUG RETAIL -- 1.08%
      75,000    Albertson's, Inc. ...........................         1,440,000
      87,400    Ruddick Corp. ...............................         1,373,928
      50,000    SUPERVALU, Inc. .............................         1,066,000
     135,200    Winn-Dixie Stores, Inc. .....................         1,664,312
                                                                 --------------
                                                                      5,544,240
                                                                 --------------
                FOOD PRODUCTS -- 0.38%
      75,000    Fresh Del Monte Produce, Inc. ...............         1,926,750
                                                                 --------------

                GAS UTILITIES -- 0.56%
     100,000    Sempra Energy ...............................         2,853,000
                                                                 --------------

                HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.73%
      20,000    Advanced Neuromodulation Systems, Inc. (a) ..         1,035,400
       7,100    Baush & Lomb, Inc. ..........................           266,250
      25,000    CTI Molecular Imaging, Inc. (a) .............           472,750
      50,000    Guidant Corp. ...............................         2,219,500
      50,000    IDEXX Laboratories, Inc. (a) ................         1,684,000
     105,700    Mentor Corp. ................................         2,048,466
     142,000    Orthodontic Centers of America, Inc. (a) ....         1,137,420
                                                                 --------------
                                                                      8,863,786
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                HEALTH CARE PROVIDERS AND SERVICES-- 5.56%
      50,000    DaVita, Inc. (a) ............................    $    1,339,000
      75,000    HCA, Inc. ...................................         2,403,000
      75,000    Oxford Health Plans, Inc. (a) ...............         3,152,250
     175,000    PacifiCare Health Systems, Inc. (a) .........         8,632,750
      18,900    Pediatrix Medical Group, Inc. (a) ...........           673,785
     554,800    Quintiles Transnational Corp. (a) ...........         7,872,612
     125,000    Renal Care Group, Inc. (a) ..................         4,401,250
                                                                 --------------
                                                                     28,474,647
                                                                 --------------
                HOTELS, RESTAURANTS AND LEISURE -- 3.48%
      50,000    Applebee's International, Inc. ..............         1,571,500
      70,900    Lone Star Steakhouse and Saloon, Inc. .......         1,543,493
     247,500    Outback Steakhouse, Inc. ....................         9,652,500
      25,000    Papa John's International, Inc. (a) .........           701,250
     150,000    Wendy's International, Inc. .................         4,345,500
                                                                 --------------
                                                                     17,814,243
                                                                 --------------
                HOUSEHOLD DURABLES -- 5.64%
     150,000    American Greetings Corp. - Class A (a) ......         2,946,000
     100,000    Clayton Homes, Inc. .........................         1,255,000
     136,600    Furniture Brands International, Inc. (a) ....         3,565,260
     325,000    Linens 'n Things, Inc. (a) ..................         7,673,250
     100,000    Newell Rubbermaid, Inc. .....................         2,800,000
     344,000    Sherwin-Williams Co. (The) ..................         9,246,720
      25,000    Stanley Works (The) .........................           690,000
      50,000    Tupperware Corp. ............................           718,000
                                                                 --------------
                                                                     28,894,230
                                                                 --------------
                HOUSEHOLD PRODUCTS-- 0.27%
      49,900    Blyth, Inc. .................................         1,357,280
                                                                 --------------

                INDUSTRIAL CONGLOMERATES -- 0.94%
     100,000    Flowserve Corp. (a) .........................         1,967,000
     100,000    General Electric Co. ........................         2,868,000
                                                                 --------------
                                                                      4,835,000
                                                                 --------------
                INFORMATION TECHNOLOGY CONSULTING AND SERVICES-- 2.86%
     100,000    Macrovision Corp. (a) .......................         1,992,000
     200,000    Synopsys, Inc. (a) ..........................        12,370,000
      19,200    Syntel, Inc. (a) ............................           302,016
                                                                 --------------
                                                                     14,664,016
                                                                 --------------
                INSURANCE -- 0.17%
      85,488    Aegon N.V. - American Regular Shares ........           858,299
                                                                 --------------

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                INTERNET AND CATALOG RETAIL -- 0.89%
     125,000    Amazon.com, Inc. (a) ........................    $    4,561,250
                                                                 --------------

                INTERNET SOFTWARE AND SERVICES -- 2.04%
       1,800    Aladdin Knowledge Systems (a) ...............             6,824
     339,000    Check Point Software Technologies, Ltd. (a) .         6,627,450
      24,000    Internet Security Systems, Inc. (a) .........           347,760
     250,000    VeriSign, Inc. (a) ..........................         3,457,500
                                                                 --------------
                                                                     10,439,534
                                                                 --------------
                LEISURE EQUIPMENT AND PRODUCTS -- 4.27%
     445,000    Borders Group, Inc. (a) .....................         7,836,450
     300,000    Callaway Golf Co. ...........................         3,966,000
     350,000    Eastman Kodak Co. ...........................         9,572,500
      16,800    Fuji Photo Film Co., Ltd. - ADR .............           484,008
                                                                 --------------
                                                                     21,858,958
                                                                 --------------
                MEDIA -- 0.27%
      50,000    Sony Corp. - ADR ............................         1,400,000
                                                                 --------------

                METALS AND MINING -- 6.76%
     250,000    Agnico-Eagle Mines, Ltd. ....................         2,900,000
     600,000    Barrick Gold Corp. ..........................        10,740,000
     150,000    Freeport-McMoRan Copper and Gold, Inc. - Class B      3,675,000
     400,000    Newmont Mining Corp. ........................        12,984,000
     350,000    Placer Dome, Inc. ...........................         4,294,500
                                                                 --------------
                                                                     34,593,500
                                                                 --------------
                MULTILINE RETAIL -- 2.57%
     248,100    American Eagle Outfitters, Inc. (a) .........         4,495,572
     117,500    BJ's Wholesale Club, Inc. (a) ...............         1,769,550
      40,000    Catalina Marketing Corp. (a) ................           706,000
      43,600    Dillard's, Inc. .............................           587,292
     150,000    Dollar Tree Stores, Inc. (a) ................         4,759,500
      50,000    J.C. Penney Co., Inc. .......................           842,500
                                                                 --------------
                                                                     13,160,414
                                                                 --------------
                OIL AND GAS -- 3.31%
      50,000    Amerada Hess Corp. ..........................         2,459,000
      25,000    Burlington Resources, Inc. ..................         1,351,750
     100,000    Cabot Corp. .................................         2,870,000
      11,100    MKS Instruments, Inc. (a) ...................           200,577
      50,000    Newfield Exploration Co. (a) ................         1,877,500
      25,000    Petro-Canada ................................           998,750
     364,100    Petroleo Brasileiro S.A. - ADR ..............         7,194,616
                                                                 --------------
                                                                     16,952,193
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                PAPER AND FOREST PRODUCTS -- 1.08%
     113,100    Minerals Technologies, Inc. .................    $    5,503,446
                                                                 --------------

                PERSONAL PRODUCTS -- 0.39%
     100,000    Ocular Sciences, Inc. (a) ...................         1,985,000
                                                                 --------------

                PHARMACEUTICALS -- 6.61%
     565,800    Altair Nanotechnologies, Inc. (a) ...........           594,090
      50,000    Biovail Corp. (a) ...........................         2,353,000
     100,000    Elan Corp. PLC - ADR (a) ....................           564,000
     400,000    King Pharmaceuticals, Inc. (a) ..............         5,904,000
     250,000    Merck & Co., Inc. ...........................        15,137,500
      50,000    Mylan Laboratories, Inc. ....................         1,738,500
     151,000    Pharmaceutical Product Development, Inc. (a)          4,338,230
     139,600    Pharmacopeia, Inc. (a) ......................         1,151,700
      25,000    Schering-Plough Corp. .......................           465,000
      40,000    Watson Pharmaceuticals, Inc. (a) ............         1,614,800
                                                                 --------------
                                                                     33,860,820
                                                                 --------------
                REAL ESTATE -- 0.49%
      75,000    Standard Pacific Corp. ......................         2,487,000
                                                                 --------------

                ROAD AND RAIL -- 0.42%
      50,000    Teekay Shipping Corp. .......................         2,145,000
                                                                 --------------

                SEMICONDUCTOR EQUIPMENT AND PRODUCTS-- 4.07%
     375,000    Intel Corp. .................................         7,794,000
      50,000    Nanometrics, Inc. (a) .......................           354,000
     750,000    Taiwan Semiconductor Manufacturing Co.,
                  Ltd. - ADR (a) ............................         7,560,000
     300,000    Veeco Instruments, Inc. (a) .................         5,109,000
                                                                 --------------
                                                                     20,817,000
                                                                 --------------
                SOFTWARE -- 3.04%
      75,000    Autodesk, Inc. ..............................         1,212,000
     200,000    Cadence Design Systems, Inc. (a) ............         2,412,000
     100,000    Cognizant Technology Solutions Corp. (a) ....         2,436,000
     150,000    Microsoft Corp. .............................         3,841,500
     144,900    Novell, Inc. (a) ............................           446,292
     150,000    NVIDIA Corp. (a) ............................         3,451,500
     100,000    PeopleSoft, Inc. (a) ........................         1,759,000
                                                                 --------------
                                                                     15,558,292
                                                                 --------------

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                SPECIALTY RETAIL -- 6.52%
     250,000    Abercrombie & Fitch Co. - Class A (a) .......    $    7,102,500
     200,000    Barnes & Noble, Inc. (a) ....................         4,610,000
     125,000    Children's Place Retail Stores, Inc. (The) (a)        2,482,500
     275,000    Circuit City Stores, Inc. ...................         2,420,000
     225,000    Gap, Inc. (The) .............................         4,221,000
      75,000    Home Depot, Inc. (The) ......................         2,484,000
     275,000    Limited Brands ..............................         4,262,500
      80,000    Men's Warehouse, Inc. (The) (a) .............         1,748,000
      70,300    Office Depot, Inc. (a) ......................         1,020,053
     250,000    Toys "R" Us, Inc. (a) .......................         3,030,000
                                                                 --------------
                                                                     33,380,553
                                                                 --------------
                TEXTILES & APPAREL -- 6.66%
     300,000    Jones Apparel Group, Inc. (a) ...............         8,778,000
     216,800    Liz Claiborne, Inc. .........................         7,642,200
     167,600    Oakley, Inc. (a) ............................         1,972,652
     125,000    Reebok International Ltd. (a) ...............         4,203,750
     140,000    Stride Rite Corp. (The) .....................         1,380,400
     200,000    Tommy Hilfiger Corp. (a) ....................         1,848,000
     200,000    V.F. Corp. ..................................         6,810,000
      75,300    Wolverine World Wide, Inc. ..................         1,450,278
                                                                 --------------
                                                                     34,085,280
                                                                 --------------
                TOBACCO -- 0.36%
      40,000    Altria Group, Inc. ..........................         1,817,600
                                                                 --------------

                TRADING COMPANIES AND DISTRIBUTORS-- 0.50%
      80,000    Genuine Parts Co. ...........................         2,560,800
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $453,753,999) .....    $  488,261,058
                                                                 --------------

 CONTRACTS      OPTION CONRACTS -- 1.80%                              VALUE
================================================================================

                S&P 100 Index Option,
       2,250    Put, 08/16/03 at $490 .......................    $    3,037,500
       4,500    Call, 09/20/03 at $500 ......................         6,165,000
                                                                 --------------

                TOTAL OPTION CONTRACTS (Cost $9,316,875)             $ 9,202,500
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       MONEY MARKETS -- 5.47%                                VALUE
================================================================================

  28,030,364    First American Treasury Obligation Fund -
                  Class S (Cost $28,030,364) ................    $   28,030,364
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE -- 102.65%
                  (Cost $491,101,238) .......................    $  525,493,922

                LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.65%)     (13,566,148)
                                                                 --------------

                NET ASSETS-- 100.00% ........................    $  511,927,774
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Hussman Strategic Growth Fund (the "Fund") is a series of Hussman Investment Trust (the "Trust"), an open-end management investment company. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc., (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000.

     The  Fund's   investment   objective  is  to  provide   long-term   capital
appreciation, with added emphasis on capital preservation during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the mean of the closing bid and asked prices.

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2003, all options held by the Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

     OPTION TRANSACTIONS -- The Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of the Fund's shares is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. To calculate net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the years ended June 30, 2003 and 2002, the Fund received redemption fees of $1,511,290 and $108,201, respectively.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions and losses deferred due to wash sales.

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 were as follows:

        Ex--Date of         Ordinary       Long-Term           Total
       Distribution          Income      Capital Gains     Distributions
     ----------------------------------------------------------------------
     November 22, 2002    $ 13,032,474    $ 16,739,647     $ 29,772,121
     October 31, 2001     $  2,903,835    $        --      $  2,903,835

     ORGANIZATION EXPENSES -- All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, were initially paid by the Adviser, but have been recovered by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2003:

     Cost of portfolio investments                          $  491,495,956
                                                            ==============
     Gross unrealized appreciation                          $   56,167,183
     Gross unrealized depreciation                             (22,054,842)
                                                            --------------
     Net unrealized appreciation                            $   34,112,341
     Undistributed long-term gains                                 397,876
     Post-October losses                                       (15,718,216)
                                                            --------------
     Total distributable earnings                           $   18,792,001
                                                            ==============

     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

     The Fund had realized capital losses of $15,718,216 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2004. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2003, the Fund reclassified net investment losses of $625,304 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect of the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     During the year ended June 30, 2003, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $754,734,191 and $471,417,337, respectively.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT

     Under the terms of an Advisory Agreement between the Trust and the Adviser, the Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.25% of the first $250 million of its average daily net assets; 1.15% of the next $250 million of such assets; 1.05% of the next $500 million of such assets; and 0.95% of such assets in excess of $1 billion.

     Pursuant to an Expense Limitation Agreement, the Adviser contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least June 30, 2003 so that the Fund's ordinary operating expenses would not exceed 2.00% per annum of average net assets (the "Cap"). Advisory fee waivers and expense reimbursements by the Adviser were generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred provided that the repayments did not cause the Fund's ordinary operating expenses to exceed the Cap. Pursuant to the Expense Limitation Agreement, during the year ended June 30, 2003, the Adviser received $19,954 in previously waived fees. As of June 30, 2003, all advisory fee waivers and expense reimbursements have been repaid to the Adviser by the Fund.

ADMINISTRATION AGREEMENT

     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

FUND ACCOUNTING AGREEMENT

     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2003, the Fund paid $84,904 to Ultimus under the agreement. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

4.   OPTION CONTRACTS WRITTEN

     Transactions in option contracts written during the year ended June 30, 2003, were as follows:

                                                  OPTION             OPTION
                                                 CONTRACTS          PREMIUMS
                                              --------------     --------------
Options outstanding at beginning of year .             3,425     $    8,839,592
Options written ..........................            45,375         97,857,505
Options cancelled in a
  closing purchase transaction ...........           (48,800)      (106,697,097)
                                              --------------     --------------
Options outstanding at end of year .......                --     $           --
                                              ==============     ==============

5.   BANK LINE OF CREDIT

     The Fund has an unsecured $10,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2003, the Fund had no outstanding borrowings under the line of credit.

--------------------------------------------------------------------------------

REPORT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Hussman Strategic Growth Fund of the Hussman Investment Trust

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hussman Strategic Growth Fund of the Hussman Investment Trust as of June 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated July 27, 2001.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Growth Fund of the Hussman Investment Trust as of June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
July 24, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                          POSITION HELD     LENGTH OF
TRUSTEE                       ADDRESS                             AGE     WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.      3525 Ellicott Mills Drive           40      President and     Since
                              Ellicott City, MD  21043                    Trustee           June 2000

*Lee R. Baker                 3103 SW 37th Street                 73      Trustee           Since
                              Des Moines, IA  50321                                         June 2000

David C. Anderson             916 North Oak Park Avenue           52      Trustee           Since
                              Oak Park, IL  60302                                           June 2000

Nelson F. Freeburg            9320 Grove Park Cove                51      Trustee           Since
                              Germantown, TN  38139                                         June 2000

William H. Vanover            838 Long Lake Road, Suite 100       56      Trustee           Since
                              Bloomfield Hills, MI  48302                                   June 2000

Robert G. Dorsey              135 Merchant Street                 46      Vice President    Since
                              Cincinnati, OH  45246                                         June 2000

Mark J. Seger                 135 Merchant Street                 41      Treasurer         Since
                              Cincinnati, OH  45246                                         June 2000

John F. Splain                135 Merchant Street                 46      Secretary         Since
                              Cincinnati, OH  45246                                         June 2000

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Baker, by reason of his ownership of shares of the Trust, is also considered an "interested person" of the Trust.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-HUSSMAN (1-800-487-7626). The SAI may also be downloaded from the Fund website at www.hussmanfunds.com.

     A description of the policies and procedures that the Fund uses to determing how to vote proxies relating to portfolio securities is available upon request by calling toll-free 1-800-487-7626, or on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                 [LOGO] HUSSMAN

                               INVESTMENT ADVISOR
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                                   CUSTODIAN
                                   U.S. Bank
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT Auditors
                               Ernst & Young LLP
                              1300 Chiquita Center
                             250 East Fifth Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

           This Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Fund.

                                 [LOGO] HUSSMAN
                           STRATEGIC TOTAL RETURN FUND


                                  A SERIES OF
                            HUSSMAN INVESTMENT TRUST

                                  ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                 JUNE 30, 2003


                                [GRAPHIC OMITTED]


    THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY IF ACCOMPANIED OR
                 PRECEDED BY A CURRENT PROSPECTUS FOR THE FUND.

                   [LOGO] HUSSMAN STRATEGIC TOTAL RETURN FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman
       Strategic Total Return Fund versus the Lehman U.S. Aggregate Index

                                [GRAPH OMITTED]

HUSSMAN STRATEGIC TOTAL RETURN FUND             LEHMAN U.S. AGGREGATE INDEX
-----------------------------------             ---------------------------

 9/12/2002                $10,000           9/12/2002               $10,000
 9/30/2002     -0.40%       9,960           9/30/2002     0.97%      10,097
12/31/2002      2.71%      10,230          12/31/2002     1.57%      10,255
 3/31/2003     -0.52%      10,177           3/31/2003     1.39%      10,398
 6/30/2003      4.95%      10,681           6/30/2003     2.50%      10,658


                      -----------------------------------
                      Hussman Strategic Total Return Fund
                                 Total Return(a)
                        (for period ended June 30, 2003)

                               Since Inception(b)
                               ------------------
                                      6.81%
                      -----------------------------------

Past performance is not predictive of future performance.

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The performance data quoted for the Fund represents past performance and the investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized. Initial public offering of shares was September 12, 2002.

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS

                                                                 August 11, 2003

Dear Shareholder,

Hussman Strategic Total Return Fund earned a total return of 6.81% (not annualized) from its inception on September 12, 2002 through June 30, 2003.

While a period of less than a year is decidedly too short to draw much useful analysis, we are pleased that the Fund outperformed the Lehman Aggregate Index, which earned a total return of 6.58% during this period. However, the Fund was somewhat more volatile than the Lehman Aggregate Index from inception through June 30, 2003, due primarily to the Fund's investments in mining, utility, and energy shares. (The benefit of the Fund's defensive position during the bond market weakness since June 30, 2003 is not captured in these figures).

                                    STRATEGY

The primary intent of our investment approach is to achieve high long-term total returns, and equally important, high returns per unit of risk. In our view, the natural strategy toward this objective is to accept greater risk in conditions that have historically been associated with high returns per unit of risk, on average, and to add emphasis on defending capital in conditions that have historically been associated with an unfavorable return/risk profile, on average.

Notice that this strategy does not rely on attempts to forecast specific market movements. Once we identify a particular market climate, we have no belief that we can forecast whether the next particular market movement will be positive or negative. We simply believe that these climates differ in their average return/risk characteristics. Shifts in the market climate we identify are accompanied by shifts in our investment positions, but these should not be interpreted as specific forecasts regarding market direction.

There are three main ways in which the investment positions of the Fund vary, depending on market conditions. First, the Fund has the ability to vary the duration (interest rate sensitivity) of its portfolio. In general, high durations are most appropriate in environments of high and falling yields, while low durations are most appropriate in environments of low and rising yields.

Second, for a given duration target, the Fund has flexibility in selecting the various maturities of the bonds it holds, based on yield curve considerations (in general, flattening yield curves favor "barbell" strategies split between a variety of maturities, whereas steepening yield curves favor "bullet" strategies which target a single maturity).

Finally, the Fund has the flexibility to hold alternative assets such as precious metals shares, utilities, and foreign government securities, based on characteristics of valuation and market action in these markets.

                                PORTFOLIO INSIGHT

From inception through June 30, 2003, the Fund emphasized a relatively short duration profile. The Fund had substantial investments in Treasury inflation protected securities and a portion of its investments in alternative assets such as mining and utility shares. This investment position

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                       LETTER TO SHAREHOLDERS (Continued)

should not be viewed as a "standard" position for the Fund, but rather, a response to what we viewed as generally unfavorable conditions in the bond market.

The Schedule of Investments in this report provides an insight into the Fund's position as of June 30, 2003. The net assets of the Fund on that date were $18,982,698. The Fund held 52.44% of its net assets in Treasury inflation protected securities, 16.85% in government agency securities, 15.76% in metals and mining shares, 7.17% in utility and energy shares, 4.86% in foreign government notes, and a small percentage in money market shares to satisfy day-to-day liquidity requirements.

The largest gains in the Fund during this period were Treasury inflation protected securities, Newmont Mining, Barrick Gold, Placer Dome, PPL, Sempra Energy, and Scana. The largest negative impact on Fund returns was an unrealized loss in Agnico Eagle, resulting from the unfortunate collapse of a mining shaft. The Fund also realized a loss on a minor position in intermediate-term Treasury notes.

                               CURRENT CONDITIONS

The U.S. economy continues to experience rising fiscal deficits and the deepest current account deficit on record. In general, sustained economic recoveries have started with the current account in surplus, which allowed for rapid growth in investment and consumption, funded by large imports of capital from abroad. Given that even the present level of U.S. economic activity is dependent on the largest inflows of foreign capital in history, the prospect for a sustained boom in consumption and domestic investment from current levels appears limited.

The unusual strength in the Treasury bond market during the first half of 2003 was largely driven by concerns - even expectations - of deflation. In our view, these concerns are misplaced. Historically, deflation has generally had a single cause: an unaccommodated plunge in monetary velocity. In other words, deflation has been the result of a sudden desire among individuals to hold money in the form of cash, combined with the failure of banking authorities to provide this liquidity. The bank runs of the Great Depression resulted in deflation because individuals rushed to convert their bank deposits to currency, yet the Federal Reserve failed to sufficiently increase the monetary base in response. As a result, banks were forced to call in loans in order to meet depositor demands. In short, deflations are invariably the result of strong increases in the demand for currency, in response to bank failures and other credit crises.

The U.S. is experiencing nothing of the sort at present. Indeed, the consumer price index has exhibited a low but quite persistent inflation. The services sector of the economy has displayed no measurable deflation at all. What the financial markets perceive as deflation risk is really downward pressure on manufactured goods prices. This is the result of a profoundly wide current account deficit with countries including China and Japan that do not wish to revalue their currencies versus the U.S. dollar. The persistent accumulation of U.S. dollar assets by these countries has helped to support the value of the dollar, and has provided a ready source of demand for short-term U.S. debt. As a result, the U.S. financial system has become quite dependent on short-term debt as a source of financing.

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                       LETTER TO SHAREHOLDERS (Continued)

Accordingly, several areas will be important to monitor in the future. In our view, the most potentially destabilizing event for the U.S. economy would be an abrupt revaluation of Asian currencies, particularly the Chinese yuan. The most probable result of this in the bond market would be a substantial flattening or inversion of the yield curve, with short-term yields rising due to liquidity factors, and long-term yields stable or falling due to economic considerations. Credit spreads between corporate and Treasury yields will also remain an important source of information regarding potential weakness in credit conditions as well as economic prospects.

In short, the U.S. is in an awkward position that favors neither rapid and sustained economic growth, nor deflationary weakness. Currency and credit factors warrant close monitoring, both because of risk considerations and because of potential opportunities for investment returns. Still, we expect that the most frequent opportunities ahead in the bond market will be opportunities to extend or shorten portfolio duration based on the behavior of long-term interest rates.

In response to improved bond market valuations resulting from the substantial decline in the U.S. bond market after June 30, 2003, the Fund has recently shifted approximately 30% of its investments to conventional long-term U.S. Treasury bonds.

Hussman Strategic Total Return Fund has the ability to vary its duration, yield curve profile and asset mix in response to a wide variety of market conditions. We believe that this flexibility will allow the Fund to respond to continued investment opportunities in the coming years.

I appreciate your investment in the Fund.

Best wishes,

John P. Hussman, Ph.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2003


ASSETS
      Investments in securities:
            At acquisition cost                                     $ 18,472,973
                                                                    ============
            At value (Note 1)                                       $ 19,109,181
      Dividends and interest receivable                                  160,481
      Receivable for capital shares sold                                  16,861
      Receivable from Adviser (Note 3)                                    10,499
      Other assets                                                        11,393
                                                                    ------------
            Total Assets                                              19,308,415
                                                                    ------------

LIABILITIES
      Dividends payable                                                   35,153
      Payable for capital shares redeemed                                262,832
      Payable to administrator (Note 3)                                    6,500
      Other accrued expenses                                              21,232
                                                                    ------------
            Total Liabilities                                            325,717
                                                                    ------------

NET ASSETS                                                          $ 18,982,698
                                                                    ============

Net assets consist of:
      Paid-in capital                                               $ 18,054,473
      Undistributed net investment income                                     29
      Accumulated net realized gains from security transactions          291,017
      Net unrealized appreciation on investments                         555,631
      Net unrealized appreciation on translation of
          assets and liabilities in foreign currencies                    81,548
                                                                    ------------

NET ASSETS                                                          $ 18,982,698
                                                                    ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                           1,801,028
                                                                    ============

Net asset value, offering price and redemption
  price per share (a) (Note 1)                                      $      10.54
                                                                    ============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED JUNE 30, 2003 (a)


INVESTMENT INCOME
        Dividends                                                   $    78,013
        Foreign withholding taxes on dividends                           (1,704)
        Interest                                                        251,574
                                                                    -----------
               Total Income                                             327,883
                                                                    -----------

EXPENSES
        Investment advisory fees (Note 3)                                67,880
        Professional fees                                                52,406
        Fund accounting fees (Note 3)                                    25,173
        Organization expenses (Note 1)                                   24,710
        Administration fees (Note 3)                                     20,255
        Registration and filing fees                                     18,177
        Trustees' fees and expenses                                      15,500
        Custodian and bank service fees                                  14,676
        Transfer agent and shareholder services fees (Note 3)            14,400
        Postage and supplies                                              4,837
        Other expenses                                                    6,103
                                                                    -----------
               Total Expenses                                           264,117
        Less fees waived and expenses reimbursed
          by the Adviser (Note 3)                                      (162,297)
                                                                    -----------
               Net Expenses                                             101,820
                                                                    -----------

NET INVESTMENT INCOME                                                   226,063
                                                                    -----------

REALIZEDAND UNREALIZED GAINS ON INVESTMENTS AND
  FOREIGN CURRENCIES (NOTE 4)
        Net realized gains from:
               Security transactions                                    291,017
               Foreign currency transactions                                125
        Net change in unrealized appreciation/depreciation on:
               Investments                                              555,631
               Foreign currency translation                              81,548
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
        AND FOREIGN CURRENCIES                                          928,321
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 1,154,384
                                                                    ===========

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED JUNE 30, 2003 (a)

FROM OPERATIONS
     Net investment income                                         $    226,063
     Net realized gains from:
        Security transactions                                           291,017
        Foreign currency transactions                                       125
     Net change in unrealized appreciation/depreciation on:
        Investments                                                     555,631
        Foreign currency translation                                     81,548
                                                                   ------------
Net increase in net assets resulting from operations                  1,154,384
                                                                   ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                        (226,063)
     In excess of net investment income                                     (96)
                                                                   ------------
Net decrease from distributions to shareholders                        (226,159)
                                                                   ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                       20,504,306
     Net asset value of shares issued in reinvestment
        of distributions to shareholders                                171,365
     Proceeds from redemption fees collected (Note 1)                    21,326
     Payments for shares redeemed                                    (2,642,524)
                                                                   ------------
Net increase in net assets from capital share transactions           18,054,473
                                                                   ------------

TOTAL INCREASE IN NET ASSETS                                         18,982,698

NET ASSETS
     Beginning of period                                                     --
                                                                   ------------
     End of period                                                 $ 18,982,698
                                                                   ============

UNDISTRIBUTED NET INVESTMENT INCOME                                $         29
                                                                   ============

CAPITAL SHARE ACTIVITY
     Sold                                                             2,044,554
     Reinvested                                                          16,545
     Redeemed                                                          (260,071)
                                                                   ------------
     Net increase in shares outstanding                               1,801,028
     Shares outstanding at beginning of period                               --
                                                                   ------------
     Shares outstanding at end of period                              1,801,028
                                                                   ============

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

See accompanying notes to financial statements.

                     HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                       THE PERIOD ENDED JUNE 30, 2003 (a)


Net asset value at beginning of period                         $      10.00
                                                               ------------

Income from investment operations:
     Net investment income                                             0.14
     Net realized and unrealized gains on
       investments and foreign currencies                              0.52
                                                               ------------
Total from investment operations                                       0.66
                                                               ------------

Distributions from net investment income                              (0.14)
                                                               ------------

Proceeds from redemption fees collected (Note 1)                       0.02
                                                               ------------

Net asset value at end of period                               $      10.54
                                                               ============

Total return (not annualized)                                         6.81%
                                                               ============

Net assets at end of period                                    $ 18,982,698
                                                               ============

Ratio of expenses to average net assets:
     Before advisory fees waived and expenses reimbursed              2.32%(b)
     After advisory fees waived and expenses reimbursed               0.90%(b)

Ratio of net investment income to average net assets                  1.99%(b)

Portfolio turnover rate                                                151%(b)


(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)  Annualized.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2003

   SHARES        COMMON STOCKS - 22.93%                               VALUE
--------------------------------------------------------------------------------
                 ELECTRIC UTILITIES - 0.93%
       4,000     Ameren Corp. ..............................     $      176,400
                                                                 --------------

                 ENERGY EQUIPMENT AND SERVICES - 1.18%
      14,000     DPL, Inc. .................................            223,160
                                                                 --------------

                 GAS UTILITIES - 2.19%
       3,500     Nicor, Inc. ...............................            129,885
      10,000     Sempra Energy .............................            285,300
                                                                 --------------
                                                                        415,185
                                                                 --------------
                 METALS AND MINING - 15.76%
      25,000     Agnico-Eagle Mines, Ltd. ..................            290,000
      50,000     Barrick Gold Corp. ........................            895,000
      33,000     Newmont Mining Corp. ......................          1,071,180
      40,000     Placer Dome, Inc. .........................            490,800
      35,000     USEC, Inc. ................................            245,700
                                                                 --------------
                                                                      2,992,680
                                                                 --------------
                 OIL AND GAS - 2.87%
       7,500     PPL Corp. .................................            322,500
       6,500     Scana Corp. ...............................            222,820
                                                                 --------------
                                                                        545,320
                                                                 --------------

                 TOTAL COMMON STOCKS (Cost $3,921,473) .....     $    4,352,745
                                                                 --------------

  PAR VALUE      U.S. TREASURY OBLIGATIONS - 52.44%                   VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY INFLATION-PROTECTION NOTES - 52.44%
$  1,160,438     3.375%, due 01/15/2007 ....................     $    1,274,306
   3,696,420     3.50%, due 01/15/2011 .....................          4,198,324
   2,070,380     3.375%, due 01/15/2012 ....................          2,342,440
   1,677,195     3.875%, due 04/15/2029 ....................          2,139,733
                                                                 --------------
                 TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost $9,833,384)                            $    9,954,803
                                                                 --------------

  PAR VALUE      U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.85%          VALUE
--------------------------------------------------------------------------------
                 FEDERAL FARM CREDIT BANK - 2.11%
$    400,000     2.625%, due 09/24/2007 ....................     $      400,709
                                                                 --------------

                 FEDERAL HOME LOAN BANK - 7.08%
     590,000     2.585%, due 11/28/2005 ....................            591,466
     750,000     2.22%, due 09/12/2006 .....................            752,512
                                                                 --------------
                                                                      1,343,978
                                                                 --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.66%
   1,000,000     2.75%, due 11/14/2005 .....................          1,005,549

JPY 50,000,000   2.125%, due 10/09/2007 ....................            447,465
                                                                 --------------
                                                                      1,453,014
                                                                 --------------

                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $3,195,198) .......................     $    3,197,701
                                                                 --------------

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 2003

  PAR VALUE      FOREIGN GOVERNMENT OBLIGATIONS - 4.86%               VALUE
--------------------------------------------------------------------------------
                 CANADIAN GOVERNMENT NOTE - 1.11%

JPY 25,000,000   0.70%, due 03/20/2006 .....................     $      211,331
                                                                 --------------

                 GERMAN BUNDESSCHATZANWEISUNGEN NOTE - 2.43%

EUR    400,000   3.75%, due 09/12/2003 .....................            460,769
                                                                 --------------

                 UNITED KINGDOM TREASURY NOTE - 1.32%

GBP    150,000   6.50%, due 12/07/2003 .....................            250,839
                                                                 --------------

                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                   (Cost $841,925) .........................     $      922,939
                                                                 --------------

   SHARES        MONEY MARKETS - 3.59%                                VALUE
--------------------------------------------------------------------------------
     680,993     First American Treasury Obligation Fund -
                   Class S (Cost $680,993) .................     $      680,993
                                                                 --------------

                 TOTAL INVESTMENTS AT VALUE - 100.67%
                   (Cost $18,472,973) ......................     $   19,109,181

                 LIABILITIES IN EXCESS OF OTHER ASSETS - (0 67%)       (126,483)
                                                                 --------------

                 NET ASSETS - 100.00% ......................     $   18,982,698
                                                                 ==============

EUR - Euro
GBP - British Pound
JPY - Japanese Yen

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Hussman Strategic Total Return Fund (the "Fund") is a diversified series of Hussman Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust on June 1, 2000. The Fund is registered under the Investment Company Act of 1940. The Fund is authorized to issue an unlimited number of shares. The Fund commenced operations on September 12, 2002.

The investment objective of the Fund is to provide long-term total return from income and capital appreciation.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the mean of the closing bid and asked prices. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally shall be valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURES CONTRACTS AND RELATED OPTIONS - The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may purchase an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

FOREIGN CURRENCY TRANSLATION - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

SHARE VALUATION AND REDEMPTION FEES - The net asset value per share of the Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. For the period ended June 30, 2003, proceeds from redemption fees totaled $21,326.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the period ended June 30, 2003 was ordinary income.

ORGANIZATION EXPENSES - All costs incurred and expensed by the Fund in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been paid by the Adviser, but are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2003:

     Cost of portfolio investments                            $ 18,474,145
                                                              ============
     Gross unrealized appreciation on investments             $    757,002
     Gross unrealized depreciation on investments                 (121,966)
                                                              ------------
     Net unrealized appreciation on investments               $    635,036
     Net unrealized foreign exchange gains                             971
     Undistributed ordinary income                                 327,371
     Other temporary differences                                   (35,153)
                                                              ------------
     Total distributable earnings                             $    928,225
                                                              ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

2.   INVESTMENT TRANSACTIONS

During the period ended June 30, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $31,952,470 and $14,783,505, respectively.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

3.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2005. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2005, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. Accordingly, during the period ended June 30, 2003, the Adviser waived its entire advisory fee of $67,880 and reimbursed the Fund for other expenses in the amount of $94,417. As of June 30, 2003, the Adviser may in the future, but no later than June 30, 2006, recoup from the Fund fees waived and expenses reimbursed totaling $162,297.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; 0.10% of such assets from $100 million to $250 million; 0.075% of such assets from $250 to $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the period ended June 30, 2003, Ultimus was paid $20,255 for administrative services.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. Accordingly, during the period ended June 30, 2003, Ultimus was paid $25,173 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the period ended June 30, 2003, Ultimus was paid $14,400 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the Hussman Strategic Total Return Fund of the Hussman Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hussman Strategic Total Return Fund of the Hussman Investment Trust as of June 30, 2003, and the related statements of operations, changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Total Return Fund of the Hussman Investment Trust as of June 30, 2003 and the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
Cincinnati, Ohio
July 24, 2003

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                       Position Held     Length of
Trustee                       Address                          Age     with the Trust    Time Served
*John P. Hussman, Ph. D.      3525 Ellicott Mills Drive        40      President and     Since
                              Ellicott City, MD  21043                 Trustee           June 2000
*Lee R. Baker                 3103 SW 37th Street              73      Trustee           Since
                              Des Moines, IA  50321                                      June 2000
David C. Anderson             916 North Oak Park Avenue        52      Trustee           Since
                              Oak Park, IL  60302                                        June 2000
Nelson F. Freeburg            9320 Grove Park Cove             51      Trustee           Since
                              Germantown, TN  38139                                      June 2000
William H. Vanover            838 Long Lake Road, Suite 100    56      Trustee           Since
                              Bloomfield Hills, MI  48302                                June 2000
Robert G. Dorsey              135 Merchant Street              46      Vice President    Since
                              Cincinnati, OH  45246                                      June 2000
Mark J. Seger                 135 Merchant Street              41      Treasurer         Since
                              Cincinnati, OH  45246                                      June 2000
John F. Splain                135 Merchant Street              46      Secretary         Since
                              Cincinnati, OH  45246                                      June 2000

*Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Baker, by reason of his ownership of shares of the Trust, is also considered an "interested person" of the Trust

Each Trustee oversees two portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended June 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $226,159 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request by calling toll-free 1-800-487-7626, or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2.   CODE OF ETHICS.

Not required

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEMS 5-6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Hussman Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date   August 29, 2003
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date   August 29, 2003
     -------------------------


By (Signature and Title)*  /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer

Date   August 29, 2003
     -------------------------

* Print the name and title of each signing officer under his or her signature.